Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 30, 1998 appearing on page 34 of Omnicare, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.

                                          /s/ Price Waterhouse LLP

                                          PRICE WATERHOUSE LLP


Cincinnati, Ohio.
June 29, 1998